SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 20, 2011


                               IMAGINE MEDIA, LTD.
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             (Exact name of Registrant as specified in its charter)


     Delaware                       000-53316                  26-0731818
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(State or other jurisdiction   (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)



                        3030 Old Ranch Parkway, Suite 350
                              Seal Beach, CA 90740
                         -----------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (562) 280-0483



                            7750 N. Union Blvd., #201
                           Colorado Springs, CO 80920
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          (Former name or former address if changed since last report)




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Item 4.01   Changes in Registrant's Certifying Accountant.

     On October 20, 2011, the Company engaged Ronald Chadwick, P.C. as its independent registered public accounting firm.

     Prior to engaging Chadwick, the Company did not consult with Chadwick regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Chadwick on the Company's financial statements, and Chadwick did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 20, 2011

                                 IMAGINE MEDIA, LTD.


                                 By:/s/ Charles Bennington
                                    -------------------------------------------
                                    Charles Bennington, Chief Executive Officer

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